SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report (Date of earliest event reported):
                                          July 27, 1998




                             HANCOCK HOLDING COMPANY

                      (Exact name of registrant as specified in its charter)

 Mississippi                   0-13089                    64-0169065
 (State or other           (Commission File            (I.R.S. Employer
 jurisdiction of               Number)                  Identification
 incorporation)                                            Number)

                            One Hancock Plaza
                           Gulfport, Mississippi                39501
                 (Address of principal executive offices)     (Zip code)

                             (228) 868-4000
                   (Registrant's telephone number, including area code)

Item 5. Other Events

     On August 18, 1998, Hancock Holding Company issued a press release regarding the termination of the pending merger of American Security Bancshares, Inc.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (c)     Exhibits.

                               99. Press Release issued by Hancock Holding Company dated August 18, 1998, headed "Hancock Holding Company Announces Termination of Louisiana Merger."

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August    18, 1998

                                      HANCOCK HOLDING COMPANY



                                      By:
                                             /s/ Leo W. Seal, Jr.
                                             Chairman of the Board,
                                             President and Chief
                                             Executive Officer